Exhibit 10.1

EXECUTION VERSION

WAIVER TO
Integration Agreement

This waiver to Integration Agreement (this “Waiver”), is entered into as of November 3, 2021, by and among Telesat Canada, a corporation incorporated under the laws of Canada (“Transit”), Telesat Corporation, a corporation incorporated under the laws of British Columbia (“Topco”), Telesat Partnership LP, a limited partnership organized under the laws of Ontario (“Canadian LP”), Telesat CanHold Corporation, a corporation incorporated under the laws of British Columbia (“CanHoldco”), Loral Space & Communications Inc., a Delaware corporation (“Leo”), Lion Combination Sub Corporation, a Delaware corporation (“Merger Sub”), Public Sector Pension Investment Board, a Canadian Crown corporation incorporated under the laws of Canada (“Polaris”), Red Isle Private Investments Inc., a corporation incorporated under the laws of Canada (“Rover”), and the other persons whose names appear on the signature pages hereto (the “MHR Parties”, and together with Transit, Topco, Canadian LP, CanHoldco, Leo, Merger Sub, Polaris and Rover, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Integration Agreement (as defined below).

WHEREAS, Transit, Topco, Canadian LP, CanHoldco, Leo, Merger Sub, Polaris and Rover are parties to that certain Transaction Agreement and Plan of Merger, dated as of November 23, 2020 (as amended by letter agreement dated March 8, 2021 and amendment no. 1 dated June 24, 2021, the “Integration Agreement”);

WHEREAS, Transit, Polaris and the MHR Parties are parties to that certain Voting Support Agreement, dated as of November 23, 2020 (the “Voting Support Agreement”);

WHEREAS, the Parties desire to waive certain provisions of the Integration Agreement as set forth herein pursuant to and in accordance with Section 12.8 of the Integration Agreement and 3.2(a) of the Voting Support Agreement; and

WHEREAS, this Waiver has been approved by the Leo Special Committee.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Waiver.  The Parties hereby agree to waive the termination right in Section 11.1(b)(i) of the Integration Agreement, and no Party shall exercise such termination right, until after December 23, 2021.  The Parties further agree that the Outside Date will be deemed to be December 23, 2021 for purposes of Section 11.1(b)(iv) and Section 11.1(b)(v).
2.Miscellaneous.  No reference to this Waiver need be made in any instrument or document at any time referring to the Integration Agreement, a reference to the Integration Agreement to be deemed a reference to such agreement as amended hereby.  Except as expressly modified by this Waiver, the terms of the Integration Agreement remain unchanged and remain in full force and effect.  Sections 12.4, 12.5, 12.8, 12.9, 12.10, 12.12, 12.13 and 12.15 of the Integration Agreement are incorporated by reference into this Waiver, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the date first written above.

TELESAT CANADA

By: /s/ Christopher S. DiFrancesco
Name: Christopher S. DiFrancesco
Title: Vice President, General Counsel and
Secretary

TELESAT CORPORATION

By: /s/ Christopher S. DiFrancesco
Name: Christopher S. DiFrancesco
Title: Vice President, General Counsel and
Secretary

TELESAT PARTNERSHIP LP

By its General Partner, TELESAT CORPORATION

By: /s/ Christopher S. DiFrancesco
Name: Christopher S. DiFrancesco
Title: Vice President, General Counsel and
Secretary

TELESAT CANHOLD CORPORATION

By: /s/ Christopher S. DiFrancesco
Name: Christopher S. DiFrancesco
Title: Vice President, General Counsel and
Secretary

[Signature Page to Waiver to Integration Agreement]

LION COMBINATION SUB CORPORATION

By: /s/ Avi Katz
Name: Avi Katz
Title:  President and Secretary

LORAL SPACE & COMMUNICATIONS INC.

By: /s/ Avi Katz
Name: Avi Katz
Title:  President and Secretary

PUBLIC SECTOR PENSION INVESTMENT BOARD

By: /s/ Melanie Bernier

Name: Melanie Bernier
Title: Authorized Signatory

By: /s/ Selin Bastin

Name: Selin Bastin
Title: Authorized Signatory

RED ISLE PRIVATE INVESTMENTS INC.

By: /s/ Melanie Bernier /s/ Selin Bastin
Name: Melanie Bernier / Selin Bastin
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS LP

By: MHR Institutional Advisors LLC, its General
Partner

[Signature Page to Waiver to Integration Agreement]

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

MHRA LP

By: MHR Institutional Advisors LLC, its General
Partner

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

MHRM LP

By: MHR Institutional Advisors LLC, its General
Partner

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

MHR INSTITUTIONAL PARTNERS II LP

By: MHR Institutional Advisors II LLC, its General Partner

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

MHR INSTITUTIONAL PARTNERS IIA LP

By: MHR Institutional Advisors II LLC, its General Partner

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

[Signature Page to Waiver to Integration Agreement]

MHR INSTITUTIONAL PARTNERS III LP

By: MHR Institutional Advisors III LLC, its General Partner

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT II HOLDINGS LLC

By: MHR Advisors LLC, the General Partner of its Sole Member

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By: MHR Advisors LLC, its General Partner

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

MHR CAPITAL PARTNERS (100) LP

By: MHR Advisors LLC, its General Partner

By: /s/ Janet YeungName: Janet YeungTitle: Authorized Signatory

[Signature Page to Waiver to Integration Agreement]